EXHIBIT 99.1

CERTIFICATION OF CONTROLLERPURSUANT
TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment on Form 10-KSB/A , as filed with the Securities and Exchange Commission on the date hereof, to the Annual Report on Form 10-KSB of DOR BioPharma, Inc. (the “Company”) for the year ended December 31, 2001 (the “Report”), I, David M. Kent, Chief Executive Officer and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report, as amended, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY: /s/ David M. Kent —————————————— David M. Kent Chief Executive Officer and President